UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2007 (December 28, 2006)

Behringer Harvard Mid-Term Value Enhancement
Fund I  LP

(Exact Name of Registrant as Specified in Its Charter)

Texas	000-51292	71-0897613
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-1610

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                             Completion of Acquisition or Disposition of Assets.

On December 28, 2006, Behringer Harvard Northpoint I LP, a wholly-owned subsidiary of Behringer Harvard Mid-Term Value Enhancement Fund I LP (which may be referred to herein as the “Registrant,” “we,” “our” or “us”), sold a two-story office building containing approximately 79,000 rentable square feet located in Dallas, Texas (the “Northpoint Property”) to an unaffiliated buyer, Medical Edge Healthcare Group, Inc. (“Medical Edge”).  Prior to the sale, Medical Edge leased substantially all of the Northpoint Property.  The contract sale price for the Northpoint Property was $6,250,000, exclusive of closing costs.  The purchase agreement and related amendments for the disposition of the Northpoint Property have been filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated into this Item 2.01 disclosure by reference.

At the closing of the transaction, we transferred our rights in the sale to a qualified third-party intermediary, with the proceeds of the sale to be held for our benefit so that we may consider acquiring replacement property to defer our income tax liability under Section 1031 of the Internal Revenue Code.  If we do acquire any such replacement property, our general partners have agreed that they will not receive any disposition fee in connection with the sale of the Northpoint Property or any acquisition or advisory fees in connection with the acquisition of the replacement property.  If we do not acquire any such replacement property, our general partners are entitled to receive a disposition fee in an amount not exceeding the lesser of: (A) 50% of the reasonable, customary and competitive real estate brokerage commissions customarily paid for the sale of a comparable property, or (B) 3% of the gross sale price of each property, subordinated to distributions to our limited partners from the sale proceeds of an amount which, together with prior distributions to the limited partners, will equal (1) 100% of their capital contributions plus (2) an 8% annual cumulative noncompounded return of their net capital contributions.  No replacement property has been identified for acquisition and we cannot give any assurance that the acquisition of replacement property is probable.

Item 9.01                                             Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Consolidated Financial Information

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2006

Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2006

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2005

Unaudited Notes to Pro Forma Consolidated Financial Statements

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

The exhibits filed in response to Item 601 of Regulation S-K are listed on the Exhibit Index attached hereto.

Behringer Harvard Mid-Term Value Enhancement Fund I LP

Unaudited Pro Forma Consolidated Financial Information

On December 28, 2006, Behringer Harvard Northpoint I LP, our wholly-owned subsidiary, sold the Northpoint Property, a two-story office building containing approximately 79,000 rentable square feet located in Dallas, Texas to an unaffiliated buyer, Medical Edge.  Prior to the sale, Medical Edge leased substantially all of the Northpoint Property.  The contract sale price for the Northpoint Property was $6,250,000, exclusive of closing costs.

At the closing of the transaction, we transferred our rights in the sale to a qualified third-party intermediary, with the proceeds of the sale to be held for our benefit so that we may consider acquiring replacement property to defer our income tax liability under Section 1031 of the Internal Revenue Code.  If we do acquire any such replacement property, our general partners have agreed that they will not receive any disposition fee in connection with the sale of the Northpoint Property or any acquisition or advisory fees in connection with the acquisition of the replacement property.  If we do not acquire any such replacement property, our general partners are entitled to receive a disposition fee in an amount not exceeding the lesser of: (A) 50% of the reasonable, customary and competitive real estate brokerage commissions customarily paid for the sale of a comparable property, or (B) 3% of the gross sale price of each property, subordinated to distributions to our limited partners from the sale proceeds of an amount which, together with prior distributions to the limited partners, will equal (1) 100% of their capital contributions plus (2) an 8% annual cumulative noncompounded return of their net capital contributions.  No replacement property has been identified for acquisition and we cannot give any assurance that the acquisition of replacement property is probable.

The following unaudited pro forma consolidated financial information gives effect to the disposition of the Northpoint Property, including the receipt of proceeds from the sale by a qualified intermediary.  In our opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

Behringer Harvard Mid-Term Value Enhancement Fund I LP

Unaudited Pro Forma Consolidated Balance Sheet

as of September 30, 2006

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if we had disposed of the Northpoint Property as of September 30, 2006.  This Pro Forma Consolidated Balance Sheet should be read in conjunction with our Pro Forma Consolidated Statement of Operations and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the nine months ended September 30, 2006.  The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had we completed the above transaction on September 30, 2006, nor does it purport to represent our future financial position.

	September 30, 2006 as Reported (a)	Pro Forma Adjustments (b)	Pro Forma September 30, 2006
Assets
Real estate
Land	$7,724,859	$(2,000,000)	$5,724,859
Buildings, net	20,093,484	(3,337,790)	16,755,694
Total real estate	27,818,343	(5,337,790)	22,480,553

Cash and cash equivalents	2,822,443	—	2,822,443
Restricted cash	—	5,895,192	5,895,192
Accounts receivable, net	460,629	(87,254)	373,375
Prepaid expenses and other assets	38,971	(3,472)	35,499
Lease intangibles, net	5,041,723	(492,230)	4,549,493
Total assets	$36,182,109	$(25,554)	$36,156,555

Liabilities and partners’ capital

Liabilities
Accounts payable	$39,182	$(8,716)	$30,466
Payables to affiliates	36,761	—	36,761
Acquired below-market lease intangibles, net	477,181	(149,458)	327,723
Distributions payable	213,959	—	213,959
Accrued liabilities	1,917,022	(216,078)	1,700,944
Total liabilities	2,684,105	(374,252)	2,309,853

Commitments and contingencies

Partners’ capital
Limited partners - 44,000,000 units authorized; 4,338,585 units issued and outstanding	33,497,520	348,698	33,846,218
General partners	484	—	484
Total partners’ capital	33,498,004	348,698	33,846,702
Total liabilities and partners’ capital	$36,182,109	$(25,554)	$36,156,555

See accompanying unaudited notes to pro forma consolidated financial statements.

Behringer Harvard Mid-Term Value Enhancement Fund I LP

Unaudited Pro Forma Consolidated Statement of Operations

For the Nine Months Ended September 30, 2006

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had disposed of the Northpoint Property as of January 1, 2005.  This Pro Forma Consolidated Statement of Operations should be read in conjunction with our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the nine months ended September 30, 2006.  The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2005, nor does it purport to represent our future operations.

	Nine Months Ended September 30, 2006 as Reported (a)	Pro Forma Adjustments (b)	Pro Forma Nine Months Ended September 30, 2006

Rental Revenue	$4,166,206	$(985,366)	$3,180,840

Expenses
Property operating expenses	1,005,151	(439,350)	565,801
Real estate taxes	707,747	(100,966)	606,781
Property and asset management fees	279,625	(60,404)	219,221
General and administrative	421,477	—	421,477
Depreciation and amortization	1,412,142	(237,209)	1,174,933
Total expenses	3,826,142	(837,929)	2,988,213

Interest income	22,198	—	22,198

Income (loss) from continuing operations	$362,262	$(147,437)	$214,825

Allocation of income from continuing operations:
Income from continuing operations allocated to general partners	$5		$3
Income from continuing operations allocated to limited partners	$362,257		$214,822

Weighted average number of limited partnership units outstanding	4,391,323		4,391,323

Income per limited partnership unit from continuining operations	$0.08		$0.05

See accompanying unaudited notes to pro forma consolidated financial statements.

Behringer Harvard Mid-Term Value Enhancement Fund I LP

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2005

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had disposed of the Northpoint Property as of January 1, 2005.  This Pro Forma Consolidated Statement of Operations should be read in conjunction with our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2005.  The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2005, nor does it purport to represent our future operations.

	December 31, 2005 As Reported (a)	Prior Acquisitions Pro Forma Adjustments (b)	Pro Forma Adjustments (c)	Pro Forma Year Ended December 31, 2005

Revenue
Rental revenue	$4,169,024	$828,883	$(1,213,282)	$3,784,625
Other income	—	44,610	—	44,610
Total revenues	4,169,024	873,493	(1,213,282)	3,829,235

Expenses
Property operating expenses	1,099,996	70,631	(572,046)	598,581
Real estate taxes	596,958	120,844	(137,482)	580,320
Property and asset management fees	281,381	66,153	(71,483)	276,051
General and administrative	609,986	2,433	—	612,419
Depreciation and amortization	1,352,375	439,132	(305,711)	1,485,796
Total expenses	3,940,696	699,193	(1,086,722)	3,553,167

Interest income	214,002	—	—	214,002

Income (loss) from continuing operations	$442,330	$174,300	$(126,560)	$490,070

Allocation of income from continuing operations:
Income from continuing operations allocated to general partners	$5			$6
Income from continuing operations allocated to limited partners	$442,325			$490,064

Weighted average number of limited partnership units outstanding	4,324,150			4,324,150

Income per limited partnership unit from continuining operations	$0.10			$0.11

See accompanying unaudited notes to pro forma consolidated financial statements.

Behringer Harvard Mid-Term Value Enhancement Fund I LP

Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Balance Sheet

a.             Reflects our historical balance sheet as of September 30, 2006.

b.             Reflects our disposition of the Northpoint Property.  Amounts represent the necessary adjustments to remove the assets and liabilities associated with the Northpoint Property, as applicable, as well as to reflect the restricted cash from the net sale proceeds.  The restricted cash is to be held in escrow for our benefit by a qualified third-party intermediary so that we may consider acquiring replacement property to defer our income tax liability under Section 1031 of the Internal Revenue Code.

Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2006

a.             Reflects our historical operations for the nine months ended September 30, 2006.

b.             Reflects the historical revenues and expenses of the Northpoint Property, including property management fees, asset management fees, depreciation and amortization associated with the property.

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2005

a.             Reflects our historical operations for the year ended December 31, 2005.

b.             Reflects the Pro Forma results for the following properties for periods prior to the respective acquisition dates:

Property	Acquisition Date
2800 Mockingbird	March 11, 2005
Parkway Vista	June 8, 2005
ASC Building	December 21, 2005

c.                                       Reflects the historical revenues and expenses of the Northpoint Property, including property management fees, asset management fees, depreciation and amortization associated with the property.  The related gain on sale is not reflected in the pro forma consolidated statement of operations as it will be included in discontinued operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD MID-TERM VALUE
ENHANCEMENT FUND I LP

	By:	Behringer Harvard Advisors I LP,
Co-General Partner

Dated: January 4, 2007		By:	/s/ Gary S. Bresky
Gary S. Bresky
Chief Financial Officer

Exhibit Index

10.1	Purchase Agreement between Behringer Harvard Northpoint I LP, as seller, and Medical Edge Healthcare Group, Inc., as purchaser, regarding the Northpoint Property

10.2	First Amendment to Purchase Agreement between Behringer Harvard Northpoint I LP and Medical Edge Healthcare Group, Inc.

10.3	Second Amendment to Purchase Agreement between Behringer Harvard Northpoint I LP and Medical Edge Healthcare Group, Inc.